SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
1. Title of each class of securities to which transaction applies:
2. Aggregate number of securities to which transaction applies:
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4. Proposed maximum aggregate value of transaction:
5. Total fee paid:
[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.
1. Amount previously paid:
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4. Date Filed:

Scottish Annuity & Life Holdings, Ltd.

P.O. Box HM 2939
Crown House, Third Floor
4 Par-la-Ville Road
Hamilton HM 08, Bermuda

July 28, 2003

Dear Shareholder:

You are cordially invited to attend the Extraordinary General Meeting of Shareholders of Scottish Annuity & Life Holdings, Ltd. (the "Company") to be held at the Company's office, Crown House, Third Floor, 4 Par-la-Ville Road, Hamilton HM 08, Bermuda, on Thursday, August 28, 2003, at 11:00 a.m. Bermuda time.

The attached Notice of Extraordinary General Meeting and Proxy Statement describe fully the formal business to be transacted at the Extraordinary General Meeting. The purpose of the Extraordinary General Meeting is for shareholders to consider and to vote upon a special resolution to change the name of the Company to Scottish Re Group Limited and an ordinary resolution to prepare and file with the Registrar of Companies in the Cayman Islands conformed Memorandum and Articles of Association of the Company reflecting the change of name and the amendments made to the Memorandum and Articles of Association of the Company by special resolutions dated December 14, 2001 and May 2, 2002.

Certain directors and officers will be present at the Extraordinary General Meeting and will be available to respond to any questions you may have.

We urge you to review carefully the accompanying material and to return the enclosed proxy card promptly. Please sign, date and return the enclosed proxy card without delay. If you attend the Extraordinary General Meeting, you may vote in person even if you have previously mailed a proxy.

Sincerely,
Michael C. French Chairman and Chief Executive Officer

EACH VOTE IS IMPORTANT. PLEASE ENSURE THAT YOUR VOTE COUNTS BY
COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY.

The date of this proxy statement is July 28, 2003.

The approximate date of mailing for this proxy statement and proxy card(s) is July 30, 2003.

Scottish Annuity & Life Holdings, Ltd.

P.O. Box HM 2939
Crown House, Third Floor
4 Par-la-Ville Road
Hamilton HM 08, Bermuda

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

To Be Held On August 28, 2003

NOTICE IS HEREBY GIVEN that the Extraordinary General Meeting of Shareholders of Scottish Annuity & Life Holdings, Ltd. (the "Company") will be held at the Company's office, Crown House, Third Floor, 4 Par-la-Ville Road, Hamilton, HM 08, Bermuda, on Thursday, August 28, 2003, at 11:00 a.m. Bermuda time for the following purposes:

1.	To consider and vote upon a special resolution to change the name of the Company to Scottish Re Group Limited, attached as Annex A to this Notice;
2.	To consider and vote upon an ordinary resolution to prepare and file with the Registrar of Companies in the Cayman Islands conformed Memorandum and Articles of Association of the Company reflecting the change of name and the amendments made to the Memorandum and Articles of Association of the Company by special resolutions dated December 14, 2001 and May 2, 2002, attached as Annex A to this Notice; and
3.	To consider such other business as may properly come before the Extraordinary General Meeting or any adjournments thereof.

Information concerning the matters to be acted upon at the Extraordinary General Meeting is set forth in the accompanying Proxy Statement.

The close of business on July 25, 2003, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof. For a period of at least 10 days prior to the Extraordinary General Meeting, a complete list of shareholders entitled to vote at the Extraordinary General Meeting will be open for examination by any shareholder during ordinary business hours at the offices of the Company at 4 Par-la-Ville Road, Hamilton HM 08, Bermuda.

Shareholders are urged to complete, date, sign and return the enclosed proxy card in the accompanying envelope, which does not require postage if mailed in the United States. Signing and returning a proxy card will not prohibit you from attending the Extraordinary General Meeting. Please note that the person designated as your proxy need not be a shareholder.

By Order of the Board of Directors,

Scott E. Willkomm President

Hamilton, Bermuda
July 28, 2003

Annex A to Notice

BE IT RESOLVED, by special resolution, that the Company change its name to Scottish Re Group Limited; and

BE IT FURTHER RESOLVED, by ordinary resolution, that conformed Memorandum and Articles of Association of the Company reflecting the change of name and the amendments made to the Memorandum and Articles of Association of the Company by special resolutions dated December 14, 2001 and May 2, 2002 be prepared and filed with the Registrar of Companies in the Cayman Islands.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS AND THE MEETING

Q:	When and where will the Extraordinary General Meeting be held?

A:	The Extraordinary General Meeting will be held at 11:00 a.m. Bermuda time on August 28, 2003, at the Company's office, Crown House, Third Floor, 4 Par-la-Ville Road, Hamilton, HM 08, Bermuda. Admission to the meeting will be limited to shareholders of the Company or their authorized proxies.

Q:	Who is asking for my vote at the meeting?

A:	The Company's Board of Directors asks that you vote on the proposals listed in the Notice of Extraordinary General Meeting of Shareholders. The vote will be taken at the Extraordinary General Meeting on August 28, 2003, or, if the Extraordinary General Meeting is adjourned, at any later meeting. The Board of Directors recommends that you vote "FOR" each proposal.

Q:	What am I being asked to vote on?

A:	You are being asked to approve:
•	the change of name of the Company to Scottish Re Group Limited; and
•	the preparation and filing of conformed Memorandum and Articles of Association of the Company to reflect the name change and the amendments made to the Memorandum and Articles of Association of the Company by special resolutions dated December 14, 2001 and May 2, 2002.

Q:	What vote is required to approve the proposals?

A:	The affirmative vote by special resolution of at least two-thirds (66 2/3%) of the holders of our ordinary shares present and voting in person or by proxy at the Extraordinary General Meeting is required to approve the change of name of the Company, unless voting is conducted by poll. We intend to conduct all voting at the Extraordinary General Meeting by poll. In a poll, each shareholder present in person or by proxy will have one vote for each of our ordinary shares registered in its name (which we refer to as a poll). If voting is conducted by poll, the affirmative vote of the holders of at least two-thirds (66 2/3%) of our ordinary shares present and voting in person or by proxy will be required.

The affirmative vote by ordinary resolution of the holders of at least a majority of the issued and outstanding ordinary shares of the Company present and voting in person or by proxy at the Extraordinary General Meeting is required to approve the preparation and filing of conformed Memorandum and Articles of Association.

Q:	How do I vote?

A:	You may vote by either attending the Extraordinary General Meeting and voting in person or by appointing a proxy by signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope. We encourage you to complete and send in your proxy card.

All shares represented by valid proxies, unless the shareholder otherwise specifies, will be voted "FOR" each proposal and at the discretion of the proxy holders with regard to any other matter that may properly come before the Extraordinary General Meeting.

Q:	Can I change my vote after I have returned my proxy card?

A:	You may revoke your proxy by (1) providing written notice of revocation at our registered office or to Computershare Investor Services, 1601 Elm Street, Suite 4340, Dallas, Texas 75201 by 5:00 p.m. (Bermuda time) on August 26, 2003, or (2) attending the Extraordinary General Meeting and voting in person.

Q:	What does it mean if I get more than one proxy card?

A:	If you receive more than one proxy card, it is because your shares are in more than one account. You will need to sign and return all proxy cards to insure that all your shares are voted.

Q:	My ordinary shares are held in "street name." Will my broker vote my shares at the meeting?

A:	A broker will vote your shares on the change of name only if you provide the broker with instructions on how to vote. Your broker may have discretion, however, to vote your ordinary shares on the preparation and filing of conformed Memorandum and Articles of Association of the Company if you do not provide the broker with instructions. You should follow the directions provided by your broker(s) regarding how to provide voting instructions for your shares held in street name.

Q:	What constitutes a quorum of the Extraordinary General Meeting?

A:	As of July 25, 2003, the record date, 35,038,042 of our ordinary shares were issued and outstanding. The presence, in person or by proxy, of members holding (1) at least fifty percent (50%) of the Company's ordinary shares entitled to vote at the meeting will constitute a quorum for the purposes of approval of the ordinary resolution and (2) at least two-thirds (66 2/3%) of the ordinary shares entitled to vote at the meeting will constitute a quorum for the purposes of approval of the special resolution at the Extraordinary General Meeting. If you submit a properly executed proxy card, then you will be considered part of the quorum. Votes that are withheld and broker non-votes will be counted towards a quorum but will not be counted in the vote for the proposal.

Q:	Are there other matters to be acted upon at the Extraordinary General Meeting?

A:	We do not expect any matters other than the proposals to be presented or acted upon at the Extraordinary General Meeting.

Q:	How much will this proxy solicitation cost?

A:	Georgeson Shareholder was hired to assist in the distribution of proxy materials and solicitation of votes at a cost of US $5,000, plus out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our ordinary shares. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for such services.

Q:	Who will count the vote?

A:	Representatives of Computershare Investor Services, our transfer agent, will tabulate the votes and act as inspectors of election.

Q:	When are shareholder proposals for inclusion in the proxy statement for the 2004 AnnualGeneral Meeting due?

A:	In order to be considered for inclusion in the proxy statement for the 2004 Annual General Meeting of Shareholders, shareholder proposals must be in writing and received by December 3, 2003, by Scottish Annuity & Life Holdings, Ltd., P.O. Box HM 2939, Crown House, Third Floor, 4 Par-la-Ville Road, Hamilton HM 08, Bermuda, Attn: Secretary.

Q:	When are shareholder proposals for presentation at meetings of shareholders due?

A:	If you desire to submit a proposal for consideration at a meeting of shareholders, or to nominate persons for election as Directors at any meeting duly called for the election of Directors, written notice of your intent to make such proposal or nomination must be given and received by the Company Secretary at our principal executive office not later than (1) with respect to an Annual General Meeting of Shareholders, sixty (60) days prior to the anniversary date of the immediately preceding Annual General Meeting, and (2) with respect to an Extraordinary General Meeting, the close of business on the tenth (10th) day following the date on which notice of such meeting is first sent or given to shareholders. Each notice shall describe the proposal or nomination in sufficient detail for a proposal or nomination to be summarized on the agenda for the meeting and shall set forth (1) the name and address, as it appears on the books of the Company, of the shareholder who intends to make the proposal or nomination; (2) a representation that the shareholder is a holder of record of the Company's ordinary shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such proposal or nomination; and (3) the class and number of shares of the Company's ordinary shares which are beneficially owned by the shareholder.

In addition, in the case of a shareholder's proposal, the notice shall set forth the reasons for conducting such proposed business at the meeting and any material interest of the shareholder in such business.

Q:	Who can help answer my questions?

A:	If you have any questions about the Extraordinary General Meeting you should contact our President, Scott Willkomm, at 441-298-4364.

Proposal
to Change the Name of
Scottish Annuity & Life Holdings, Ltd.
(Proposal No. 1)

General

The Board of Directors has approved, and is recommending to the shareholders for approval at the Extraordinary General Meeting, the change of the Company's name to Scottish Re Group Limited.

Reason for Name Change

The Board of Directors believes that the proposed name will more accurately reflect the Company's strategic plan by emphasizing the life reinsurance business of the Company and its subsidiaries.

Vote Required

Approval of the name change requires a special resolution passed by the affirmative vote of at least two-thirds (66 2/3%) of the holders of our ordinary shares present and voting in person or by proxy at the Extraordinary General Meeting, unless voting is conducted by a poll. If voting is conducted by poll, the affirmative vote of the holders of at least two-thirds (66 2/3%) of our ordinary shares present and voting in person or by proxy will be required. Abstentions and broker non-votes will be deemed present and entitled to vote but will not be counted as a vote either for or against approval of the name change, and therefore will not have the effect of a vote against the approval of the name change.

THE BOARD RECOMMENDS A VOTE "FOR" ADOPTION OF THE NAME CHANGE
OF THE COMPANY.

Proposal to Prepare and File with
the Registrar of Companies
in the Cayman Islands
Conformed Memorandum and Articles of Association of
Scottish Annuity & Life Holdings, Ltd.
(Proposal No. 2)

General

The Board of Directors has approved, and is recommending to the shareholders for approval at the Extraordinary General Meeting, the preparation and filing of conformed Memorandum and Articles of Association of the Company.

Reason for Preparation and Filing of Conformed Memorandum and Articles of Association of the Company

The Board of Directors believes that the preparation and filing of conformed Memorandum and Articles of Association of the Company would provide administrative convenience by gathering in a composite document all amendments made to the Memorandum and Articles of Association of the Company by special resolution since November 12, 1998.

Vote Required

Approval of the preparation and filing of conformed Memorandum and Articles of Association of the Company requires an ordinary resolution passed by the affirmative vote of at least a majority of the issued and outstanding ordinary shares of the Company present and voting in person or by proxy. Votes that are withheld, abstentions, and broker non-votes will be deemed present and entitled to vote but will not be counted as a vote for or against the ordinary resolution, and therefore will not have the effect of a vote against the ordinary resolution.

THE BOARD RECOMMENDS A VOTE "FOR" THE PREPARATION AND FILING OF CONFORMED MEMORANDUM AND ARTICLES OF ASSOCIATION OF THE COMPANY.

Interest of Certain Persons in the Matters to be Acted Upon

None of the Company's officers, directors or affiliates has a substantial interest in the matters to be acted upon at the Extraordinary General Meeting other than as a shareholder of the Company.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth the beneficial ownership of our ordinary shares by all persons who beneficially own 5% or more of our ordinary shares, by each director and named executive officer and by all directors, director nominees and executive officers as a group as of July 25, 2003.

Number of Percent of Name and Address of Beneficial Owners(1)	Number of Shares	Percent of Class
Michael C. French (2)(3)	941,500	2.69%
Michael Austin (3)	18,000	*
G. William Caulfeild-Browne (3)	28,000	*
Robert M. Chmely (3)	24,700	*
Lord Norman Lamont (3)	12,000	*
Thomas A. McAvity, Jr. (3)	102,600	*
Hazel R. O'Leary (3)	18,700	*
Glenn S. Schafer (4)	0	*
Oscar R. Scofield (3)	147,349	*
Elizabeth A. Murphy (3)	20,000	*
Clay Moye (3)	81,230	*
Clifford Wagner (3)	82,862	*
Khanh T. Tran (4)	0	*
Scott E. Willkomm (3)	436,057	1.24%
Artisan Partners Limited Partnership (5)	1,942,760	5.54%
Pacific Mutual Holding Company (6)	3,007,380	8.58%
All directors, director nominees and executive officers as a group (fourteen persons)	1,912,998	5.46%

*	Less than 1%

(1)	Except as otherwise indicated, the address for each beneficial owner is c/o Scottish Annuity & Life Holdings, Ltd., P.O. Box HM 2939, Crown House, Third Floor, 4 Par-la-Ville Road, Hamilton HM 08, Bermuda.

(2)	Includes (i) 227,000 ordinary shares and 200,000 ordinary shares issuable upon the exercise of Class A warrants beneficially owned by an irrevocable trust of which Mr. French and certain family members are beneficiaries and (ii) 266,667 ordinary shares issuable upon the exercise of options beneficially owned by an irrevocable trust of which Mr. French and certain family members are beneficiaries. Mr. French disclaims beneficial ownership of such ordinary shares. Includes 53,333 ordinary shares issuable upon the exercise of options exercisable within 60 days and 150,000 ordinary shares issuable upon the exercise of Class A warrants exercisable within 60 days.

(3)	Does not include ordinary shares issuable upon exercise of stock options not exercisable within 60 days.

(4)	In accordance with Pacific Life's policy prohibiting Pacific Life executives from receiving direct, personal benefits from Pacific Life investments, Glenn. S. Schafer and Khanh T. Tran each transferred 16,000 ordinary shares issuable upon exercise of stock options to Pacific Life.

(5)	Based on a Schedule 13G/A filed by Artisan Partners, Ltd. with the Securities and Exchange Commission on February 13, 2003. The address of Artisan Partners, Ltd. is 1000 North Water Street, Suite 1770, Milwaukee, WI 53202. Artisan Partners Limited Partnership is an investment adviser registered under section 203 of the Investment Advisers Act of 1940. Artisan Investment Corporation is the General Partner of Artisan Partners Limited Partnership; Mr. Ziegler and Ms. Ziegler are the principal stockholders of Artisan Investment Corporation.

(6)	Based on a Schedule 13D filed by Pacific Mutual Holding Company with the Securities and Exchange Commission on January 11, 2002. The number is adjusted for the purchase by the Company from Pacific Life of 1,525,000 ordinary shares pursuant to a Share Purchase Agreement dated July 3, 2003. The address of Pacific Mutual Holding Company is 700 Newport Center Drive, Newport Beach, CA 92660-6397. The directors of Pacific Mutual Holding Company are Richard M. Ferry, Donald E. Guinn, Allen W. Mathies, Jr., Donn B. Miller, Susan Westerberg Prager, Richard M. Rosenberg, Glenn S. Schafer, Thomas C. Sutton, James R. Ukropina and Khanh T. Tran, all of whom disclaim beneficial ownership of the shares of the Company owned by Pacific Mutual Holding Company, except to the extent of their pecuniary interest therein.

Other Matters

Neither management nor the Board of Directors knows of any matter to be acted upon at the Extraordinary General Meeting other than the matter described above. If any other matter properly comes before the Extraordinary General Meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

By Order of the Board of Directors,

Scott E. Willkomm President

Hamilton, Bermuda
July 28, 2003

SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.

MR A SAMPLE
DESIGNATION (IF ANY)
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HOLDER ACCOUNT NUMBER

C 1234567890   J N T

[ ]  Mark this box with an X if you have made changes to your name or address details above.

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EXTRAORDINARY GENERAL MEETING PROXY CARD
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A PROPOSALS

The Board of Directors recommends a vote FOR the following proposals.

                                                       FOR   AGAINST   ABSTAIN

1. SPECIAL RESOLUTION to change the Company's name to  [ ]     [ ]       [ ]
   Scottish Re Group Limited.

                                                       FOR   AGAINST   ABSTAIN
2. ORDINARY RESOLUTION to prepare and file with the
   Registrar of Companies in the Cayman Islands        [ ]     [ ]       [ ]
   conformed Memorandum and Articles of Association of
   the Company reflecting the change of name and
   amendments made to the Memorandum and Articles of
   Association of the Company by special resolutions
   dated December 14, 2001 and May 2, 2002.

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

IMPORTANT: Whether or not you expect to attend the meeting in person, please date, sign and return this proxy. Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 - Please keep     Signature 2 - Please keep
signature within the box      signature within the box       Date (mm/dd/yyyy)
-------------------------     -------------------------      -----------------
                                                                  /   /
-------------------------     -------------------------      -----------------

            2 U P X          H H H        P P P P           002291

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PROXY - SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
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The undersigned acknowledge(s) receipt of the Proxy Statement of Scottish
Annuity & Life Holdings, Ltd. (the "Company") relating to the Extraordinary
General Meeting of Shareholders (the "Extraordinary General Meeting") and hereby constitute(s) and appoint(s) Michael C. French and Scott E. Willkomm, attorneys and proxies of the undersigned, with full power of substitution and resubstitution to each and with all the powers the undersigned would possess if personally present, to vote for and in the name and place of the undersigned all ordinary shares of the Company held or owned by the undersigned, or standing in the name of the undersigned, at the Extraordinary General Meeting to be held on
Thursday, August 28, 2003, commencing at 11:00 a.m. Bermuda time, at the
Company's offices located at Crown House, Third Floor, 4 Par-la-Ville Road,
Hamilton HM 08, Bermuda, or any adjournment or postponement thereof, upon the matters referred to in the Proxy Statement for the Extraordinary General Meeting
as stated below and on the reverse side. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof. A majority of said attorneys and proxies present and acting at the Extraordinary
General Meeting (or if only one shall be present and act, then that one) shall have, and may exercise, all the powers of all said attorneys and proxies hereunder.

This proxy is being solicited on behalf of the Board of Directors of Scottish
Annuity & Life Holdings, Ltd. Unless otherwise specified below or on the reverse side, this proxy will be voted "FOR" the special resolution to change the
Company's name to Scottish Re Group Limited and "FOR" the ordinary resolution to file conformed Memorandum and Articles of Association. Discretionary authority is hereby conferred as to all other matters that may come before the Annual
Meeting.

Regardless of whether you plan to attend the Extraordinary General Meeting of
Shareholders, you can be sure your shares are represented at the Extraordinary
General Meeting by promptly returning your proxy in the enclosed envelope.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.